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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

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                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934


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Date of Report:  March 27, 1997
(Date of earliest event reported)


                 ASSET SECURITIZATION CORPORATION
      (Exact name of registrant as specified in its charter)

    Delaware               33-49370-02             13-3672337
(State or Other         (Commission File        (I.R.S. Employer
Jurisdiction of              Number)          Identification Number
 Incorporation)

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              Two World Financial Center, Building B
                     New York, New York 10281
             (Address of Principal Executive Office)

 Registrant's telephone number, including area code: (212) 667-9300




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Item 5.  Other Events

      On March 27, 1997, Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, Pacific Mutual Life Insurance Company, as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent, of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-MD VII (the "Certificates"), issued in fifteen classes. The Class A-1A, Class A-1B, Class PS-1, Class CS-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the "Offered Certificates") were sold to Nomura Securities International, Inc. ("NSI") pursuant to an Underwriting Agreement dated as of March 20, 1997, between the Company and NSI, as underwriter. The Class B-1, Class B-1H, Class V-1, Class V-2, Class R and Class LR Certificates (the "Private Certificates") were sold to NSI pursuant to a Purchase Agreement dated March 20, 1997, between the Company and NSI, as purchaser. In the aggregate, the Certificates represent the entire beneficial ownership interests in a trust fund consisting of seven commercial mortgage loans (the "Mortgage Loans"). The Offered Certificates had an aggregate principal balance as of March 27, 1997 of $487,078,946 and the Private Certificates had an aggregate principal balance as of March 27, 1997 or $12,488,205.79. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibit


            Item 601(a)
Exhibit     of Regulation
No.         S-K Exhibit No.    Description
-------     ---------------    -----------
   1               1           Underwriting Agreement, dated as of
                               March 20, 1997

   2              10           Pooling and Servicing Agreement, dated
                               as of March 27, 1997




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      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                               ASSET SECURITIZATION CORPORATION

                               By: /s/ Marlyn A. Marincas
                                  -----------------------------
                                    Marlyn A. Marincas
                                    Vice President


Date:  March 27, 1997



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                          EXHIBIT INDEX
            Item 601(a)
Exhibit     of Regulation
No.         S-K Exhibit No.    Description
-------     ---------------    -----------
   1               1           Underwriting Agreement, dated as of
                               March 20, 1997

   2              10           Pooling and Servicing Agreement, dated
                               as of March 27, 1997




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